LIBERTY INTERMEDIATE GOVERNMENT FUND
                         LIBERTY FEDERAL SECURITIES FUND

          Supplement to Class A, B, C Prospectus dated January 1, 2002


The first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES for the Liberty Federal Securities Fund is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by private entities. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, international rating agency. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.


GOV-36/891I-0202                                                February 7, 2002